[front cover]

                                     [Boxed]
                                     SEMI-
                                     ANNUAL
                                     REPORT
                                      1997


                                     [Logo]
                                LIBERTY ALL STAR
                                  EQUITY FUND

                                                               CHAIRMAN'S LETTER
--------------------------------------------------------------------------------

To Our Fellow Shareholders:                                          August 1997

    The net asset value (NAV) of a common share of the Fund rose from $11.73 on March 31, 1997, to $13.31 on June 30, 1997, after deducting the distribution of $.32 declared during the quarter. The market price of a share of the Fund ranged from $11.50 to $13.00 before closing the quarter at $12.94. The ending price represented a discount to NAV of 2.8 percent compared with a premium to NAV of 0.2 percent on March 31, 1997. Key investment results and comparisons are noted below.

    As the table shows, during the second quarter the Fund's net asset value increased 16.3 percent, which compares with 14.3 percent for the Lipper Growth & Income Mutual Fund Average (the Fund's primary benchmark) and 17.5 percent for the S&P 500 Stock Index. For the last six months, the Fund's net asset value was up 17.3 percent compared with 15.6 percent for the Lipper Average and 20.6 percent for the S&P 500.

-------------------------------------------------------------------------------
                                         Second Quarter      Latest Six Months
-------------------------------------------------------------------------------
LIBERTY ALL-STAR EQUITY FUND:
 Shares Valued at Net Asset Value              16.3%                17.3%

 Shares Valued at Net Asset Value
 With Dividends Reinvested                     16.3%                17.2%

 Shares Valued at Market Price
 With Dividends Reinvested                     12.9%                21.0%

 Fund's Closing Price Range               $13.00 to $11.50     $13.00 to $11.25

 Fund's (Discount)/Premium Range           (4.6)% to 1.5%       (9.2)% to 1.5%

Lipper Growth & Income Mutual Fund Average     14.3%                15.6%

S&P 500 Stock Index                            17.5%                20.6%

Dow Jones Industrial Average                   17.1%                20.1%

NASDAQ Composite Index                         18.0%                11.7%

Figures shown for the Fund and the Lipper Growth & Income Mutual Fund Average are total returns, which include income, after deduction of fees and other operating expenses. Figures shown for the unmanaged S&P 500 and Dow Jones indices are total returns including income. Figures for the unmanaged NASDAQ Index are total returns excluding income.
-------------------------------------------------------------------------------

    The stock market, as measured by the S&P 500, came back strongly from its April 11 low of the year to register its best quarterly advance since the first quarter of 1987. The S&P 500 also continued its advance for the tenth quarter in a row, a string that has not been matched since the mid-1960's.

    The NASDAQ Index, led by a rebound in growth stocks, advanced 18 percent, its best quarterly advance since the first quarter of 1991.

    This strong upward advance was prompted by signs that economic activity was moderating, which set the stage for higher bond and stock prices. Fears of further interest rate hikes by the Federal Reserve waned, pushing yields on ten-year treasury notes down almost one-half percent, driving stock prices up more than 17 percent.

    The advance in stock prices during the quarter included participation across the market capitalization spectrum, a positive departure from the first quarter's focus on a narrow group of mega-capitalization issues. There was also a substantial divergence in returns by style as growth stocks outperformed value stocks by over five percent.

    Richard Christensen's President's Letter, which follows, further elaborates on these developments and contains important information about long-term capital gains for 1997.

    At a special meeting on August 14, 1997, the Trustees approved amendments to the Fund's management agreement with LAMCO and the portfolio management agreements with the Fund's portfolio managers reducing the aggregate annual administrative services and fund management fees payable by the Fund to 0.81% of average weekly net asset value from $800 million to $1.2 billion and 0.73% of average weekly net asset value in excess of $1.2 billion. The reduction is effective with the expiration of the 3.875% fund management fee rebate agreement by its terms on August 1, 1997.

Sincerely,

/s/ Harold W. Cogger

Harold W. Cogger
Chairman of the Board of Trustees
Liberty All-Star Equity Fund
Executive Vice President
Liberty Financial Companies, Inc.

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

To Our Fellow Shareholders:                                          August 1997

    As pointed out in the Chairman's letter, growth stocks were the star performers during the second quarter. The table below gives the quarterly performance of the S&P/BARRA Growth Index relative to the S&P/BARRA Value Index for the past ten years. During the second quarter of this year, the S&P/BARRA Growth Index outperformed its Value counterpart by over five percent, the largest Growth advantage since the fourth quarter of 1991.

    This chart also shows that quarterly performance differences between growth and value styles can be quite significant and that there is no apparent pattern to these differences--both good reasons for LAMCO's blending of growth and value styles in our multi-management approach. By such blending of styles, it is possible to reduce the volatility of returns of the Fund as a whole. We believe this to be an excellent attribute for a fund designed as a core equity holding for its investors.

[CHART]
[Tabular Representation of Performance Table]

Sep-87         +1
Dec-87         -1.9
Mar-88         -6.5
Jun-88         -0.8
Sep-88         -0.9
Dec-88         -0.5
Mar-89         -1.3
Jun-89         +0.8
Sep-89         +4.8
Dec-89         +4.1
Mar-90         -0.4
Jun-90         +7.6
Sep-90         -1.4
Dec-90         +2.4
Mar-91         +3.9
Jun-91         -1.1
Sep-91         +2
Dec-91         +8.6
Mar-92         +5.6
Jun-92         -4.6
Sep-92         +2.8
Dec-92         +2.6
Mar-92         -9.7
Jun-93         -4.9
Sep-93         -5.2
Dec-93         +4
Mar-94         -1
Jun-94         -1
Sep-94         +4.6
Dec-94         +1.4
Mar-95         +0.2
Jun-95         +1.6
Sep-95         +0
Dec-95         -0.9
Mar-96         -2.1
Jun-96         +5
Sep-96         +0.9
Dec-96         -2.2
Mar-97         +1.8
Jun-97         +5.8

+ = Growth outperforms Value
- = Value outperforms Growth

    While we can all be pleased with the extraordinary returns we have enjoyed over the past two and one-half years, we should temper our enthusiasm with realism. The stock market will fluctuate, as it always has. Long-term investors should take these fluctuations in stride. The Fund is substantially fully invested in equities and we expect that to continue, absent unusual circumstances. Market timing is not part of the multi-managed methodology LAMCO brings to the Fund.

    The Fund's net realized capital gains for 1997 are likely to exceed the minimum amount required to be distributed under the Fund's 10 percent pay-out policy. This is the result of realization of gains after the strong investment performance during the last two and one-half years. LAMCO plans to recommend to the Trustees, for consideration at their October meeting, that the Fund retain the excess gains, as it did last year and in 1993. In order to retain the excess gains, the Fund would pay Federal income tax on the retained gains. The shareholders would be required to record their pro-rata portion of the gains retained by the Fund as a long-term capital gain, and their pro-rata portion of the tax paid by the Fund would be claimed by the shareholders as a credit on their 1997 Federal income tax return. Additional information will be contained in the third quarter report.

    More than 64 percent of the Fund's individual shareholders elected to take newly issued shares, valued at the closing market price of $12.875 on June 20, in the recent second quarter distribution. The distribution consisted entirely of net realized capital gains. By taking

                                                              PRESIDENT'S LETTER
--------------------------------------------------------------------------------

newly issued shares, rather than cash, shareholders are able to reinvest their capital gains in the Fund so they can build additional value through compounding. Reinvested dividends constitute a major source of shareholder investment growth, as the chart on page 4 clearly demonstrates.

    Oppenheimer Capital is the subject of the manager interview beginning on page 9. John Lindenthal, Managing Director, discusses the firm's investment philosophy and decision making process as well as particular stocks that are representative of its style of investing.

    We have received a number of inquiries concerning Liberty All-Star Growth Fund, a companion fund of the Equity Fund. The table below describes basic characteristics of the two funds. Additional information on both funds is available from your broker, or you may contact Investor Assistance at 1-800-LIB-FUND (1-800-542-3863).

    Thank you for your continuing support of the Fund.

Sincerely,

/s/ Richard R. Christensen

Richard Christensen
President and Chief Executive Officer
Liberty All-Star Equity Fund and
Liberty Asset Management Company

===================================================================================================================================
THE TWO LIBERTY ALL-STAR FUNDS

                                                         Liberty All-Star                        Liberty All-Star
                                                           Equity Fund                            Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
NYSE Ticker Symbol                                             USA                                    ASG
Fund Type                                                Growth & Income                             Growth
Portfolio Managers                                  Columbus Circle Investors           Mississippi Valley Advisors Inc.
                                              J.P. Morgan Investment Management Inc.          Oppenheimer Capital
                                                       Oppenheimer Capital                  William Blair & Company
                                              Palley-Needelman Asset Management, Inc.
                                              Wilke/Thompson Capital Management, Inc.
Net Assets at 7/31/97 (millions)                             $1,198                                   $167
Net Asset Value Per Share at 7/31/97                         $14.29                                 $13.32
Discount at 7/31/97                                            5.1%                                   6.2%
Weighted Average Market
   Capitalization (billions)                                    $25                                    $16
Fixed Distribution Policy?                                      Yes                                    Yes
Dividend Rate Per Share                               2.5% of NAV Quarterly                  2.5% of NAV Quarterly
===================================================================================================================================

SHAREHOLDERS' INVESTMENT GROWTH AS OF JUNE 30, 1997
-------------------------------------------------------------------------------

[MOUNTAIN CHART]

                           Net Asset Value of Shares      Additional Investments
        Net Asset Value    Acquired Through Dividend      Made Through Rights
        of One Share       Reinvestment                   Offerings
Mar-87       $11.03               $11.09                          $11.09
Apr-87        10.72                10.77                           10.77
May-87        10.81                10.86                           10.86
Jun-87        11.23                11.32                           11.32
Jul-87        11.73                11.82                           11.82
Aug-87        11.60                12.39                           12.39
Sep-87        10.87                11.94                           11.94
Oct-87         8.31                 9.12                            9.12
Nov-87         7.58                 8.32                            8.32
Dec-87         7.90                 9.01                            9.01
Jan-88         8.29                 9.45                            9.45
Feb-88         8.64                 9.85                            9.85
Mar-88         8.29                 9.51                            9.51
Apr-88         8.30                 9.52                            9.52
May-88         8.26                 9.47                            9.47
Jun-88         8.43                 9.95                            9.95
Jul-88         8.33                 9.83                            9.83
Aug-88         8.12                 9.58                            9.58
Sep-88         8.28                10.05                           10.05
Oct-88         8.43                10.23                           10.23
Nov-88         8.30                10.08                           10.08
Dec-88         8.29                10.34                           10.34
Jan-89         8.83                11.01                           11.01
Feb-89         8.67                10.81                           10.81
Mar-89         8.60                11.03                           11.03
Apr-89         9.01                11.56                           11.56
May-89         9.40                12.06                           12.06
Jun-89         9.07                12.00                           12.00
Jul-89         9.81                12.98                           12.98
Aug-89        10.03                13.27                           13.27
Sep-89         9.82                13.38                           13.38
Oct-89         9.61                13.10                           13.10
Nov-89         9.72                13.25                           13.25
Dec-89         9.58                13.44                           13.44
Jan-90         9.02                12.66                           12.66
Feb-90         9.11                12.78                           12.78
Mar-90         9.14                13.18                           13.18
Apr-90         9.00                12.98                           12.98
May-90         9.92                14.30                           14.30
Jun-90         9.72                14.42                           14.42
Jul-90         9.69                14.38                           14.38
Aug-90         8.91                13.22                           13.22
Sep-90         8.23                12.59                           12.59
Oct-90         8.21                12.56                           12.56
Nov-90         8.77                13.42                           13.42
Dec-90         8.92                14.01                           14.01
Jan-91         9.37                14.72                           14.72
Feb-91        10.04                15.77                           15.77
Mar-91        10.18                16.42                           16.42
Apr-91        10.11                16.31                           16.31
May-91        10.62                17.13                           17.13
Jun-91         9.87                16.33                           16.33
Jul-91        10.35                17.13                           17.13
Aug-91        10.39                17.65                           17.65
Sep-91        10.33                17.55                           17.55
Oct-91        10.52                17.87                           17.87
Nov-91         9.92                17.28                           17.28
Dec-91        11.20                19.51                           19.51
Jan-92        11.00                19.16                           19.16
Feb-92        10.77                19.25                           19.25
Mar-92        10.56                18.87                           18.87
Apr-92        10.66                19.05                           20.96
May-92        10.76                19.23                           21.15
Jun-92        10.24                18.77                           20.65
Jul-92        10.69                19.59                           21.56
Aug-92        10.21                19.18                           21.11
Sep-92        10.45                19.64                           21.61
Oct-92        10.55                19.82                           21.82
Nov-92        10.68                20.57                           22.64
Dec-92        10.78                20.76                           22.85
Jan-93        10.86                20.92                           23.02
Feb-93        10.70                20.61                           22.68
Mar-93        10.75                21.23                           23.37
Apr-93        10.42                20.58                           22.65
May-93        10.52                21.29                           23.44
Jun-93        10.56                21.37                           23.53
Jul-93        10.54                21.33                           23.48
Aug-93        10.73                22.26                           24.52
Sep-93        10.79                22.39                           24.66
Oct-93        10.84                22.49                           26.27
Nov-93        10.34                22.00                           25.69
Dec-93        10.40                22.48                           26.25
Jan-94        10.77                23.28                           27.18
Feb-94        10.34                22.91                           26.75
Mar-94         9.85                21.83                           25.48
Apr-94         9.93                22.00                           25.69
May-94         9.80                22.26                           25.98
Jun-94         9.48                21.53                           25.13
Jul-94         9.78                22.21                           25.93
Aug-94         9.99                23.28                           27.17
Sep-94         9.69                22.58                           27.86
Oct-94         9.86                22.97                           28.35
Nov-94         9.17                21.79                           27.11
Dec-94         9.26                22.19                           27.37
Jan-95         9.40                22.52                           27.79
Feb-95         9.49                23.31                           28.75
Mar-95         9.83                24.14                           29.78
Apr-95         9.98                24.51                           30.24
May-95        10.13                25.49                           31.44
Jun-95        10.53                26.49                           32.69
Jul-95        10.95                27.55                           33.99
Aug-95        10.74                27.73                           34.21
Sep-95        11.05                28.53                           35.19
Oct-95        10.93                28.22                           34.18
Nov-95        11.04                29.23                           36.07
Dec-95        11.03                29.21                           36.04
Jan-96        11.39                30.16                           37.21
Feb-96        11.57                30.64                           37.80
Mar-96        11.42                31.01                           38.26
Apr-96        11.65                31.63                           39.03
May-96        11.62                32.42                           40.01
Jun-96        11.53                32.17                           39.70
Jul-96        10.88                30.36                           37.46
Aug-96        10.98                31.41                           38.76
Sep-96        11.71                33.50                           41.34
Oct-96        11.88                33.99                           41.94
Nov-96        12.35                36.31                           44.81
Dec-96        11.95                35.54                           43.86
Jan-97        12.65                37.62                           46.43
Feb-97        12.55                37.32                           46.06
Mar-97        11.73                35.81                           44.19
Apr-97        12.19                37.22                           45.92
May-97        12.77                39.96                           49.30
Jun-97        13.31                41.65                           51.39


$51.39     $41.65
To evaluate your investment in All-Star, these values should be used. Each shows how your investment has fared by keeping distributions at work in the fund. The upper value includes additional investments made through rights offerings in 1992, 1993 and 1994.

$13.31
This is the net asset value of one share of All-Star as of 6/30/97.


    Since its inception, the Fund has maintained an optional Automatic Dividend Reinvestment and Cash Purchase Plan, whereby distributions are automatically invested in additional shares of the Fund. In addition, three rights offerings have allowed investors to acquire additional shares at a discount from the market price. The rights offering in April 1992 allowed investors to acquire one share at $10.05 for every 10 shares held; the one in October 1993 allowed investors to acquire one share at $10.41 for every 15 shares held; and the one in September 1994 allowed investors to acquire one share at $9.14 for every 15 shares held.

    As the graph above shows, an original share, assuming participation in all of the rights offerings and reinvestment of all distributions, has grown to a net asset value of $51.39 (3.861 shares times the current $13.31 net asset value per share) and a market price value of $49.95 (3.861 shares times the current $12.938 market price per share). Excluding the rights offerings shares, an original share has grown to 3.129 shares. Thus, the original share has grown to a net asset value of $41.65 (3.129 shares times the current $13.31 net asset value per share) and a market price value of $40.48 (3.129 shares times the current $12.938 market price per share).

                     A TABLE OF PER-SHARE VALUES, DISTRIBUTIONS AND REINVESTMENT
--------------------------------------------------------------------------------



                                      Shares        Shares
            Shares                   Purchased     Acquired   Shares      NAV(1)                   Price     Total
           Owned At                   Through       Throug    Owned      Per Share  Total NAV    Per Share  Price Of
           Beginning    Per Share    Reinvestment   Rights    At End      At End    Of Shares     At End     Shares
Year       Of Perod    Distributions   Program     Offering  Of Period   Of Period    Owned      Of Period   Owned
------------------------------------------------------------------------------------------------------------------
1987          1.000        $1.18        .140           -      1.140        $7.90      $9.01        $6.00      $6.84
------------------------------------------------------------------------------------------------------------------
1988          1.140         0.64        .107           -      1.247         8.29      10.34         7.25       9.04
------------------------------------------------------------------------------------------------------------------
1989          1.247         0.95        .156           -      1.403         9.58      13.44         8.25      11.57
------------------------------------------------------------------------------------------------------------------
1990          1.403         0.90        .168           -      1.571         8.92      14.01         7.75      12.18
------------------------------------------------------------------------------------------------------------------
1991          1.571         1.02        .171           -      1.742        11.20      19.51        10.75      18.73
------------------------------------------------------------------------------------------------------------------
1992          1.742         1.07        .199       0.179(2)   2.120        10.78      22.85        11.125     23.59
------------------------------------------------------------------------------------------------------------------
1993          2.120         1.25(5)     .266       0.138(3)   2.524        10.40      26.25        11.125     28.08
------------------------------------------------------------------------------------------------------------------
1994          2.524         1.00        .277       0.155(4)   2.956         9.26      27.37         8.50      25.13
------------------------------------------------------------------------------------------------------------------
1995          2.956         1.04        .311           -      3.267        11.03      36.04        10.875     35.53
------------------------------------------------------------------------------------------------------------------
1996          3.267         1.31(6)     .403           -      3.670        11.95      43.86        11.25      41.29
------------------------------------------------------------------------------------------------------------------
1997
1st qtr.      3.670         0.32        .097           -      3.767        11.73      44.19        11.75      44.26
2nd Qtr.      3.767         0.32        .094           -      3.861        13.31      51.39        12.938     49.95
------------------------------------------------------------------------------------------------------------------

1.   Net Asset Value.
2. Rights offering completed in April 1992. One share offered at $10.05 for every 10 shares owned.
3. Rights offering completed in October 1993. One share offered at $10.41 for every 15 shares owned.
4. Rights offering completed in September 1994. One share offered at $9.14 for every 15 shares owned.
5. Includes the $0.18 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end price of $11.125.
6. Includes the $0.13 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end price of $11.25.

PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------
MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS The Portfolio Characteristics table on this page is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's five Portfolio Managers. These differences are a reflection of the fact that each pursues a different Investment Style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the entire S&P 500 Stock Index.

THE INVESTMENT STYLES PRACTICED BY THE FUND'S FIVE PORTFOLIO MANAGERS ARE:

PALLEY-NEEDELMAN ASSET MANAGEMENT, INC.
Companies with attractive valuations, sound fundamentals and above-average dividend income.

J.P. MORGAN INVESTMENT MANAGEMENT INC.
Medium to large size companies from all market sectors that are undervalued relative to their projected growth rates.

OPPENHEIMER CAPITAL
Contrarian holdings being overlooked and undervalued by investors.

COLUMBUS CIRCLE INVESTORS
Companies whose growing earnings are not fully reflected in their share prices.

WILKE/THOMPSON CAPITAL MANAGEMENT, INC.
High quality growth companies across the market capitalization spectrum with sustainable secular earnings growth.

PORTFOLIO
CHARACTERISTICS AS
OF JUNE 30, 1997
(UNAUDITED)

                       INVESTMENT STYLE SPECTRUM
             VALUE                                   GROWTH
                         [GRADIENT COLOR BAR]







                                  Palley-     J.P.    Oppen-   Columbus    Wilke/    Total      S&P
                                 Needelman   Morgan   heimer    Circle    Thompson   Fund     500 Index
---------------------------------------------------------------------------------------------------------
Number of Holdings                   41        75        28        57        47       219        500
---------------------------------------------------------------------------------------------------------
Percent of Holdings in Top 10        32%       26%       49%       29%       36%       13%        20%
---------------------------------------------------------------------------------------------------------
Weighted Average Market
Capitalization (billions)           $19       $27       $31       $32       $17       $25        $52
---------------------------------------------------------------------------------------------------------
Average Return on Equity             18%       17%       19%       15%       18%       18%        21%
---------------------------------------------------------------------------------------------------------
Average Five-Year Earnings
Per Share Growth                     14%       18%       20%       22%       28%       20%        17%
---------------------------------------------------------------------------------------------------------
Dividend Yield                      2.1%      1.8%      1.3%      0.8%      0.3%      1.2%       1.9%
---------------------------------------------------------------------------------------------------------
Average Price/Earnings Ratio       17.4x     19.6x     17.5x     27.2x     32.9x     21.1x      21.0x
---------------------------------------------------------------------------------------------------------
Average Price/Book Value Ratio      3.4x      4.5x      4.3x      5.7x      6.3x      4.8x       4.8x

                                                                 TOP 50 HOLDINGS
--------------------------------------------------------------------------------

 RANK      RANK
 AS OF     AS OF                                                   VALUE         PERCENT OF
6/30/97   3/31/97   SECURITY NAME                                  ($000)        NET ASSETS
-------------------------------------------------------------------------------------------

   1        1       Warner-Lambert Co.                             $22,825          2.0%
   2        7       General Electric Co.                            14,670          1.3
   3        2       May Department Stores Co.                       13,466          1.2
   4        6       Federal Home Loan Mortgage Corp.                13,063          1.2
   5       10       EXEL Limited                                    12,660          1.1
   6        4       Monsanto Co.                                    12,488          1.1
   7        5       McDonnell Douglas Corp.                         12,330          1.1
   8       12       Staples, Inc.                                   12,192          1.1
   9        3       Citicorp                                        12,056          1.1
  10       27       Microsoft Corp.                                 11,841          1.1
  11       13       Travelers Group, Inc.                           11,667          1.0
  12       19       Pfizer, Inc.                                    11,568          1.0
  13       22       Sprint Corp.                                    11,146          1.0
  14       15       International Business Machines Corp.           10,913          1.0
  15       55       Nokia Corp. ADR                                 10,886          1.0
  16       24       Progressive Corp.                               10,440          0.9
  17       14       Intel Corp.                                     10,366          0.9
  18       63       Home Depot, Inc.                                10,306          0.9
  19       11       Boeing Co.                                      10,262          0.9
  20      180       Duke Energy Corp.*                              10,074          0.9
  21       16       Linear Technology Corp.                         10,051          0.9
  22       17       SBC Communications, Inc.                         9,950          0.9
  23       30       Avon Products, Inc.                              9,879          0.9
  24       29       Elan Corp. ADR                                   9,869          0.9
  25       28       AFLAC, Inc.                                      9,450          0.8
  26       34       Worldcom, Inc.                                   9,229          0.8
  27       37       HEALTHSOUTH Corp.                                8,799          0.8
  28       32       Fiserv, Inc.                                     8,791          0.8
  29       23       NationsBank Corp.                                8,733          0.8
  30      NEW       Philip Morris Companies, Inc.                    8,551          0.8
  31       18       Motorola, Inc.                                   8,398          0.8
  32       88       Tele Communications, Inc.                        8,303          0.7
  33       26       Transamerica Corp.                               7,953          0.7
  34       47       Medtronic, Inc.                                  7,914          0.7
  35       39       Triton Energy Corp.                              7,788          0.7
  36       62       Fastenal Co.                                     7,713          0.7
  37      141       Wendy's International, Inc.                      7,693          0.7
  38       56       Aon Corp.                                        7,332          0.7
  39       50       Union Pacific Corp.                              7,318          0.7
  40       49       Burlington Northern Sante Fe                     7,235          0.6
  41       25       Arrow Electronics, Inc.                          7,172          0.6
  42       71       Xerox Corp.                                      7,154          0.6
  43       52       Morgan Stanley, Dean Witter, Discover & Co.      7,105          0.6
  44       70       Beneficial Corp.                                 7,000          0.6
  45       61       Procter & Gamble Co.                             6,974          0.6
  46       44       AMR Corp.                                        6,938          0.6
  47       51       Raytheon Co.                                     6,915          0.6
  48       93       Mobil Corp.                                      6,820          0.6
  49       48       Automatic Data Processing, Inc.                  6,721          0.6
  50       72       First Data Corp.                                 6,676          0.6

* Name changed from Duke Power Co. following merger with Panenergy Corp.

MAJOR STOCK CHANGES IN THE SECOND QUARTER
--------------------------------------------------------------------------------

The following are the major ($2.5 million or more) stock changes--both additions and reductions--that were made in the Fund's portfolio during the second quarter of 1997.

                                                       SHARES
                                      -----------------------------------------
                                                                      HELD AS
SECURITY NAME                         ADDITIONS      REDUCTIONS      OF 6/30/97
-------------------------------------------------------------------------------

Anheuser Busch, Inc.                    126,100                       126,100
British Petroleum Co. ADR                44,700                        44,700
Elf Aquitaine ADR                        97,200                        97,200
First Bank System, Inc.                  74,800                        74,800
Home Depot, Inc.                         46,600                       149,500
Loews Corp.                              44,100                        44,100
Marsh & McLennan Companies, Inc.         43,200                        43,200
Nokia Corp. ADR                          47,600                       147,600
Pall Corp.                              214,800                       214,800
Philip Morris Companies, Inc.           192,700                       192,700
Schlumberger Ltd.                        30,800                        30,800
Tele Communications, Inc.               168,600                       558,200
Tiffany & Co.                            68,800                        68,800
Tosco Corp.                             122,600                       216,000
Washington Mutual, Inc.                  71,100                        86,000
Wendy's International, Inc.             161,900                       296,600
York International Corp.                114,650                       114,650

Chase Manhattan Corp.                                  (39,400)        15,200
Columbia/HCA Healthcare Corp.                         (163,200)        50,000
Exxon Corp.*                                           (52,200)        92,000
Green Tree Financial Corp.                            (106,000)             0
Hilton Hotels Corp.                                   (117,800)             0
IMC Global, Inc.                                       (77,700)             0
Kimberly-Clark Corp.*                                 (124,512)             0
Lockheed Martin Corp.                                  (41,800)             0
MCI Communications Corp.                               (75,300)       150,000
Novartis ADR                                          (105,799)             0
Parker Hannifin Corp.                                 (134,300)             0
Pepsico, Inc.                                          (88,400)             0
Pharmacia & Upjohn, Inc.                              (160,200)             0
Royal Dutch Petroleum Co. ADR*                         (18,700)        73,200
United Healthcare Corp.                               (135,100)             0
USX-Marathon Group                                    (233,400)       131,400

*Adjusted for stock split.

                                                               MANAGER INTERVIEW
--------------------------------------------------------------------------------

[PHOTO OF JOHN G. LINDENTHAL]
JOHN G. LINDENTHAL
Oppenheimer Capital

To Oppenheimer Capital, Value Investing Is a Lot More than Analyzing the Numbers. It's the Qualitative Side that Really Counts.

Oppenheimer Capital is one of All-Star's five portfolio managers. Oppenheimer is a value style manager investing in the stocks of quality companies with sound business prospects that are considered undervalued because they are currently disliked or are being overlooked by investors. Research focuses on cash flow analysis. Purchase candidates exhibit a high return on equity, large undedicated cash flow and reasonable prices in relation to intrinsic value. We recently had the opportunity to talk with Managing Director John G. Lindenthal. The Fund Manager, Liberty Asset Management Company (LAMCO), serves as moderator for the discussion.

  The views expressed in this interview represent the manager's views at the time of the discussion and are subject to change.

LAMCO: As a refresher for existing shareholders and an introduction for new ones, perhaps you could start with some background about Oppenheimer -- the company, its investment objectives and its investment approach as it relates to the firm's style.

LINDENTHAL: Oppenheimer Capital is headquartered in New York City and has been in operation since 1969. We currently manage approximately $50 billion. We're a value style manager, and we have about 20 people involved in what we would call the core equity value team -- and it is very much a team operation here at Oppenheimer Capital. Our objectives, approach and style are very much one in the same. We believe that value investing is related to buying high quality businesses at reasonable prices, but we differ somewhat from the more traditional value approaches that stress statistical analysis, which would place the emphasis on price/earnings ratios, price-to-cash flow or book value. We think those are important, but we think that what really matters is the quality of the business because it is what creates value over long periods of time. It's those qualitative factors on which we spend a lot of time. Another way of saying it is that we go beyond the numbers to look at the industrial position of a company to determine how it creates value.

LAMCO: The term "industrial position" is important for Oppenheimer Capital. Can you tell us a little more about it?

LINDENTHAL: Basically, it's synonymous with the quality of the business. It includes factors such as a company's market share; obviously, we are seeking leaders with market shares that are growing or, at the least, being maintained. We look at a company's distribution system. We look at the cost structure of the overall business. We feel it's terribly important to be the low cost producer in an age of global competition. We seek to understand what barriers to entry exist. We look at return on capital; to us, it's the single most important investment criteria because a company creates value by generating returns on capital above the cost of capital. So, again, we get a sense whether those returns are going to be sustainable by performing all the qualitative aspects of research. In a nutshell, industrial position is really a company's competitive advantages expressed in qualitative terms. We want to buy high quality businesses at the most reasonable prices.

Our sell discipline is related to setting a target for all the stocks we're involved in, in terms of what we believe their intrinsic values are. If a stock hits that price and nothing has changed in terms of its business, we sell and move on to something else. But if we get new information along the way -- something that suggests the quality of the company's business has improved, for example -- we could realistically set a somewhat higher target price. We've done that with a number of issues in the All-Star portfolio.

MANAGER INTERVIEW
--------------------------------------------------------------------------------

LAMCO: Wouldn't you characterize yourselves as bottom-up managers?

LINDENTHAL: We've always been a bottom-up manager, always looked for ideas wherever we might find them. We're not particular in terms of what industries we invest in, but we do require that any company we're involved with have high returns on capital, strong managements and good cash flows. As long as we can find those things we're not so particular in terms of what industry they might be in.

LAMCO: If you had to say in a sentence or two what is really distinctive and different about Oppenheimer, what would you say?

LINDENTHAL: I would say that we are truly long-term investors, and I believe we can document that with our record. For example, roughly half of Oppenheimer's holdings in the Liberty All-Star Equity Fund have been in the portfolio for more than five years. And, a good portion of those names we've held since we began managing the portfolio in early 1990. We truly are a long-term, relationship investor. We think that value is something that's created by well-positioned companies and our attitude is that we've got to give those companies time to execute their strategies.

  "...what really matters is the quality of the business because this is what creates value over long periods of time...we go beyond the numbers to look at the industrial position of a company to determine how it creates value."

LAMCO: Having said that you're a bottom-up investor, would you nevertheless give us your view of the stock market as a whole at mid-year 1997?

LINDENTHAL: Now we really get to the tough part. The state of the market, obviously, is that it's fairly pricey right now, with valuation levels at or beyond historical highs. The market seems to have focused on high quality, multinational companies, in other words, the very large capitalization companies. Investors seem to be willing to pay rather large premiums for what we would call predictability, especially predictability of earnings, which is very, very important to this market. So, for value investor s I think the current valuation levels are something that are new and different.

LAMCO: Are you able to find value?

LINDENTHAL: Yes, but we fully admit that it becomes tougher the more the market goes up and the more the market broadens out, as it has to some extent over the last couple of months. Two points to make are, first, while it becomes tougher, we still seem to generate a number of buy candidates; and, second, that our All-Star portfolio is still selling at a discount to the market in terms of price/earnings ratio, yet the companies in the portfolio are generating higher returns on capital than the overall market.

LAMCO: At the risk of writing instant history, how do you think this market will be remembered when people look back on it?

LINDENTHAL: I think a couple of things will stand out. One, in terms of the individual investor, whether it's through a mutual fund, a pension fund or a 401(k) plan, there's been a tremendous amount of wealth created in the last couple of years. People's "wealth effect," if you will, has risen significantly based on what's happened in the market. A closely related factor is the broad participation in the stock market by Americans generally. This, certainly, is significant in terms of our overall economy and what it means for consumer spending. We've seen this recently in surveys that show consumer confidence at historical highs.

  I believe the other characteristic of this market that stands out on a long-term basis is the importance to the financial markets of a sound Federal Reserve policy. We can go back to when Mr. Greenspan was first put in charge of the Federal Reserve in 1987. If you track his monetary policy over that almost 10-year period, you see very, very low volatility of money growth. Credit demands, overall, have been relatively subdued. That means we've created a lot of excess liquidity in the financial system and financial assets always benefit from excess liquidity. So, I think the importance of a sound monetary policy and what it

MANAGER INTERVIEW
--------------------------------------------------------------------------------

leads to in terms of stock market returns are what's behind this market and are what is significant from an historical point of view.

LAMCO: Give us an overview of that portion of the All-Star portfolio under Oppenheimer's management, please.

LINDENTHAL: We currently own 28 names, which is a relatively concentrated portfolio given its size. I think what's most interesting about it is that we have approximately 40 percent of the assets invested in financial companies -- in other words banks, financial services concerns and insurance companies. We've been committed to the financial sector for several years now because we have found a number of names that meet our criteria. We have excellent dialogues with the managements of these companies, and the valuations have been very, very reasonable. We're fully aware that if and when interest rates back up, this sector would be impacted. But these investments are not an interest rate call, by any means, because we don't do that. They are really driven, as we mentioned earlier, by our bottom-up approach.

LAMCO: Aside from the favorable interest rate environment, what are some other trends that have benefited financial companies?

LINDENTHAL: Certainly, the equity market itself has benefited a number of holdings, such as Travelers and Morgan Stanley. The broadening of banks in terms of their being able to offer financial products to customers has certainly helped them. The insurance companies have benefited from growing annuity businesses. In general, just offering more financial products to the consumer and being more competitive in terms of the overall market.

LAMCO: Can you tell us about a couple of stocks that you've sold recently and why you sold them?

LINDENTHAL: I can't--because we haven't sold any this year, hard to believe as that may be. What we have done is cut back or reduce some of the larger positions after those stocks had a good run and the size of the holding relative to the overall portfolio reached a point where we wanted to take a little off the table. Some of the more recent reductions have been in names such as Warner-Lambert, Monsanto, Freddie Mac, GE, Progressive Corp., Travelers, Morgan Stanley and Citicorp. We don't have a lot of exposure to consumer nondurables, but Avon Products has been one of our largest positions in that sector and we reduced it somewhat.

LAMCO: Is there a limit to what one stock can represent as a share of the portfolio?

LINDENTHAL: We try to keep it at around six percent at the high end, but we don't have an official limit.

LAMCO: How about additions to the portfolio, both new or holdings where you've increased your weighting?

  "...we are truly long-term investors, and I believe we can document that with our record...roughly half of Oppenheimer's holdings in the Liberty All-Star Equity Fund have been in the portfolio for more than five years."

LINDENTHAL: One of the new ideas for the portfolio this year is Caterpillar. W e believe it's a much-improved company where management is more focused on returns on capital. The balance sheet is very strong, they're generating a significant amount of free cash flow and using the excess cash flow to buy back stock. The qualitative aspects of the business are such that Caterpillar's market share, which has always been high both domestically and globally, is rising still further. We think the combination of better financial controls, a strong industrial position, ample excess cash generation and management focus made it a compelling buy.

  Another new name is Grand Metropolitan, which is a U.K.-based company that's known primarily for distilled spirits, which it sells around the world. It also owns Burger King and Pillsbury, and generates a significant amount of its revenues in the United States. There's a pending merger proposal with Guinness, which we think would be a good deal for the shareholder in that it would make Grand Met by far the dominant distilled spirits company in the world, and there would be some significant cost savings to this type of merger. The real reason that we bought it, however, was a change in management about a year ago that represented a shift away from the mindset of just growing the

MANAGER INTERVIEW
--------------------------------------------------------------------------------

business to one that's focused on returns on capital and running the business for the shareholder. We think that was a huge change for the company, and it was really the catalyst for us to get involved.

  "I think the importance of a sound monetary policy and what it leads to in terms of stock market returns are what's behind this market and are what is significant from an historical point of view."

  Another relatively new name is Wells Fargo, which we purchased when it traded down because of concerns about its merger with First Interstate. There has been some difficulty integrating and closing branches, and we thought that gave us an opportunity to buy an outstanding management that historically has focused on return on capital for the shareholder. We feel that once this merger is fully complete, Wells Fargo will be an extremely strong financial competitor in the western United States. In addition, the company is using almost all the earnings it generates right now to repurchase stock, giving Wells Fargo a shareholder orientation that is among the best of all financial institutions.

LAMCO: You mentioned a number of long-term holdings, even though you've lightened up on some of them as of late. Can you say a few words about some other long-term holdings?

LINDENTHAL: One would be AFLAC, the insurance company that dominates a portion of the Japanese insurance market. This stock is one of those we bought six years ago and I would say we like it more now than we did then. Certainly, a name like General Electric, which we bought the first day we became a manager for All-Star, is very strong. The execution there has been terrific. May Department Stores is one of our real long-term holdings; we think it's the best department store company in the country and consistently generates a 19 or 20 percent return on equity. Monsanto, as I mentioned, is a very large position even though we reduced it a little recently. We like Monsanto a lot because it's in the process of changing the face of agricultural applications of biotechnology. The company has spent a lot of money on research and development and it was only in the last couple of years that they've come out with strong new products that are having an impact on the market.

                         SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (UNAUDITED
--------------------------------------------------------------------------------
COMMON STOCKS (97.8%)                 SHARES      MARKET VALUE

AEROSPACE (2.0%)
Boeing Co.                           193,400      $ 10,262,288
McDonnell Douglas Corp.              180,000        12,330,000
                                                  -------------
                                                    22,592,288
                                                  -------------

AUTO, TIRES & ACCESSORIES (0.5%)
General Motors Corp.                  35,000         1,951,250
Johnson Controls, Inc.                53,100         2,193,694
TRW, Inc.                             32,300         1,835,044
                                                  -------------
                                                     5,979,988
                                                  -------------

BANKS (4.4%)
Chase Manhattan Corp.                 15,200         1,475,350
Citicorp                             100,000        12,056,250
Dime Bancorp, Inc. (a)                91,700         1,604,750
First Bank System, Inc.               74,800         6,386,050
First Chicago NBD Corp.               63,200         3,823,600
First Hawaiian, Inc.                  66,300         2,262,488
First Union Corp.                     31,900         2,950,750
NationsBank Corp.                    135,400         8,733,300
Washington Mutual, Inc.               86,000         5,138,500
Wells Fargo & Co.                     17,000         4,581,500
                                                  -------------
                                                    49,012,538
                                                  -------------

BUSINESS SERVICES (3.5%)
America Online, Inc. (a)              80,100         4,455,563
Autodesk, Inc.                        67,400         2,584,369
Automatic Data Processing, Inc.      143,000         6,721,000
Aware, Inc.                           41,100           611,363
First Data Corp.                     151,954         6,676,479
Fiserv, Inc. (a)                     195,900         8,791,013
Precision Response (a)               130,600         2,154,900
Sitel Corp. (a)                      318,700         6,573,188
                                                  -------------
                                                    38,567,875
                                                  -------------

CHEMICALS (2.3%)
E.I. du Pont de Nemours & Co.         68,800         4,325,800
Monsanto Co.                         290,000        12,488,125
Morton International, Inc.           168,900         5,098,669
Union Carbide Corp.                   90,200         4,245,038
                                                  -------------
                                                    26,157,632
                                                  -------------

COMPUTER & BUSINESS EQUIPMENT (7.3%)
Bay Networks, Inc. (a)               127,400         3,384,063
Broderbund Software, Inc. (a)         90,600         2,236,688
Cabletron Systems, Inc. (a)           78,200         2,214,038
Cisco Systems, Inc. (a)               84,500         5,672,063

                                      SHARES      MARKET VALUE

COMPUTER & BUSINESS EQUIPMENT (CONT.)
Compaq Computer Corp.                 25,400       $ 2,520,950
EMC Corp. (a)                        124,100         4,839,900
HBO & Co.                             93,600         6,446,700
Ingram Micro, Inc., Class A (a)      173,400         4,183,275
Intel Corp.                           73,100        10,366,494
International Business
    Machines Corp.                   121,000        10,912,688
Microsoft Corp. (a)                   93,700        11,841,338
Sun Microsystems, Inc. (a)            47,900         1,782,778
Tech Data Corp. (a)                  198,800         6,249,775
3Com Corp.                            42,200         1,899,000
Xerox Corp.                           90,700         7,153,963
                                                  -------------
                                                    81,703,713
                                                  -------------

CONSTRUCTION (1.1%)
Foster Wheeler Corp.                 153,800         6,228,900
Masco Corp.                          154,000         6,429,500
                                                  -------------
                                                    12,658,400
                                                  -------------

CONSUMER PRODUCTS (2.9%)
Electronic Arts, Inc. (a)            114,700         3,856,788
Newell Holding Co.                    50,600         2,005,025
Oakley, Inc. (a)                     214,500         3,016,406
Philip Morris Companies, Inc.        192,700         8,551,063
Procter & Gamble Co.                  49,900         6,973,525
Ralston-Ralston Purina Group          48,800         4,010,750
Unilever NV ADR                       17,300         3,771,400
                                                  -------------
                                                    32,184,957
                                                  -------------

COSMETICS & TOILETRIES (1.3%)
Avon Products, Inc.                  140,000         9,878,750
Gillette Co.                          50,400         4,775,400
                                                  -------------
                                                    14,654,150
                                                  -------------

DIVERSIFIED (2.8%)
Allied Signal, Inc.                   58,000         4,872,000
Cooper Industries, Inc.               97,200         4,835,700
General Electric Co.                 224,400        14,670,150
Loews Corp.                           44,100         4,415,513
Westinghouse Electric Corp.           74,000         1,711,250
                                                  -------------
                                                    30,504,613
                                                  -------------

DRUGS & HEALTH CARE (9.0%)
Alza Corp. (a)                        88,000         2,552,000
Bausch & Lomb, Inc.                   39,200         1,847,300
Boston Scientific Corp. (a)           66,900         4,110,169
Bristol-Myers Squibb Co.              47,400         3,839,400

                                       See Notes to Schedule of Investments.  13

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

COMMON STOCKS (CONT.)                 SHARES     MARKET VALUE

DRUGS & HEALTH CARE (CONT.)
Cardinal Health, Inc.                 34,350      $  1,966,538
Columbia/HCA Healthcare Corp.         50,000         1,975,000
Elan Corp. ADR (a)                   218,100         9,869,025
Eli Lilly & Co.                       48,700         5,323,519
Forest Laboratories, Inc. (a)         67,800         2,809,463
HEALTHSOUTH Corp. (a)                356,400         8,798,625
Humana, Inc. (a)                      88,400         2,044,250
IDEXXLabs, Inc. (a)                  122,800         1,527,325
Medtronic, Inc.                       97,700         7,913,700
Oxford Health Plans, Inc.             27,200         1,951,600
Pfizer, Inc.                          96,800        11,567,600
R.P. Scherer Corp. (a)                58,700         3.030,388
Schering-Plough Corp. (a)             57,600         2,757,600
Steris Corp. (a)                      89,500         3,345,063
Warner-Lambert Co.                   183,700        22,824,701
                                                  -------------
                                                   100,053,266
                                                  -------------

ELECTRICAL UTILITIES (1.5%)
Consolidated Edison Co., Inc.         36,400         1,071,525
Dominion Resources, Inc.              61,100         2,237,788
Duke Energy Corp.                    210,155        10,074,313
Edison International                 118,800         2,955,150
Pinnacle West Capital Corp.           31,000           931,938
                                                  -------------
                                                    17,270,714
                                                  -------------

ELECTRONICS & ELECTRICAL EQUIPMENT (5.5%)
Anixter International, Inc. (a)       62,800         1,079,375
Arrow Electronics, Inc. (a)          135,000         7,171,875
General Instruments Corp. (a)        175,500         4,387,500
Honeywell, Inc.                       52,600         3,991,025
International Game Technology        163,500         2,902,125
Input/Output, Inc. (a)                61,800         1,120,125
Linear Technology Corp.              194,700        10,051,388
LSI Logic Corp. (a)                   65,600         2,123,800
Molex, Inc.                          178,200         6,504,300
Motorola, Inc.                       110,500         8,398,000
Perkin-Elmer Corp.                    13,700         1,090,006
Raytheon Co.                         135,100         6,915,431
Sensormatic Electronics Corp.        160,400         2,065,150
Xilinix, Inc. (a)                     51,200         2,512,000
Zilog, Inc. (a)                       57,500         1,092,500
                                                  -------------
                                                    61,404,600
                                                  -------------

                                      SHARES      MARKET VALUE

FINANCIAL SERVICES (5.5%)
Associates First Capital Corp.        55,300       $ 3,069,150
Banc One Corp.                        37,425         1,812,792
Beneficial Corp.                      98,500         6,999,656
Countrywide Credit
    Industries, Inc.                 150,000         4,678,125
CUC International, Inc. (a)          222,300         5,738,119
Federal Home Loan
    Mortgage Corp.                   380,000        13,062,500
Merrill Lynch & Co., Inc.             54,800         3,305,125
Morgan Stanley, Dean Witter,
    Discover & Co.                   165,000         7,105,313
Paychex, Inc.                        101,400         3,853,200
Travelers Group, Inc.                185,000        11,666,563
                                                  -------------
                                                    61,290,543
                                                  -------------

FOOD, BEVERAGE & RESTAURANTS (5.0%)
Anheuser Busch, Inc.                 126,100         5,288,319
Archer-Daniels-Midland Co.            86,300         2,028,050
CPC International                     10,100           931,725
Coca-Cola Co.                         51,200         3,456,000
ConAgra, Inc.                         98,900         6,354,325
Dole Food Co.                        140,000         5,985,000
Dreyers Grand Ice Cream               74,400         2,938,800
General Mills, Inc.                   84,200         5,467,738
Grand Metropolitan PL CADR           110,000         4,310,625
McDonalds Corp.                      105,600         5,101,800
Starbucks Corp. (a)                  150,300         5,852,306
Wendy's International, Inc.          296,600         7,693,063
                                                  -------------
                                                    55,407,751
                                                  -------------

HOTELS & LEISURE (0.7%)
Brunswick Corp.                      145,000         4,531,250
Circus Circus Enterprises, Inc.(a)   118,800         2,925,450
                                                  -------------
                                                     7,456,700
                                                  -------------

INDUSTRIAL EQUIPMENT (2.4%)
Catepillar, Inc.                      40,000         4,295,000
Crown Cork & Seal Co., Inc.           92,000         4,916,250
Deere & Co.                           35,900         1,970,013
New Holland NV                       207,500         5,680,313
Pall Corp.                           214,800         4,994,100
York International Corp.             114,650         5,273,900
                                                  -------------
                                                    27,129,576
                                                  -------------

14   See Notes to Schedule of Investments.

                         SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

COMMON STOCKS (CONT.)                 SHARES     MARKET VALUE

INSURANCE (6.2%)
AEGON NV                              35,102       $ 2,459,303
Aetna, Inc.                           19,100         1,955,363
AFLAC, Inc.                          200,000         9,450,000
Allstate Corp.                        85,500         6,241,500
Aon Corp.                            141,675         7,331,681
Conseco, Inc.                         35,400         1,309,800
EXEL Limited                         240,000        12,660,000
Marsh & McLennan
    Companies, Inc.                   43,200         3,083,400
Progressive Corp.                    120,000        10,440,000
Providian Corp.                      190,300         6,113,388
Transamerica Corp.                    85,000         7,952,813
                                                  -------------
                                                    68,997,248
                                                  -------------

METALS & MINING (1.2%)
Allegheny Teledyne, Inc.             212,200         5,729,400
Aluminum Company of America           28,500         2,173,125
Freeport-McMoRan Copper
    & Gold, Inc., Class A            185,000         5,457,500
                                                  -------------
                                                    13,360,025
                                                  -------------

OIL & GAS (6.4%)
Anadarko Petroleum Co.                37,500         2,250,000
British Petroleum Co. ADR             44,700         3,346,913
Elf Aquitaine ADR                     97,200         5,291,325
Enron Corp.                           66,700         2,722,194
Exxon Corp.                           92,200         5,670,300
Kerr-McGee Corp.                      85,200         5,399,550
Mobil Corp.                           97,600         6,819,800
Repsol SA ADR                        109,500         4,646,906
Royal Dutch Petroleum Co. ADR         73,200         3,980,250
Schlumberger Ltd.                     30,800         3,850,000
Sonat, Inc.                           58,400         2,993,000
Tosco Corp.                          216,000         6,466,500
Triton Energy Corp. (a)              170,000         7,788,125
Ultramar Diamond Shamrock Corp.       59,398         1,937,860
Union Pacific Resources Group        200,600         4,989,925
USX-Marathon Group                   131,400         3,794,175
                                                  -------------
                                                    71,946,823
                                                  -------------

PAPER (0.9%)
Champion International Corp.         120,000         6,630,000
Georgia Pacific Corp.                 21,900         1,869,713
Temple Inland, Inc.                   37,300         2,014,200
                                                  -------------
                                                    10,513,913
                                                  -------------

                                      SHARES      MARKET VALUE

PHOTOGRAPHIC EQUIPMENT & SUPPLIES (0.5%)
Eastman Kodak Co.                     71,800       $ 5,510,650
                                                  -------------

POLLUTION CONTROL (0.9%)
Browning Ferris Industries, Inc.     113,300         3,880,525
WMX Technologies, Inc.               178,800         5,766,300
                                                  -------------
                                                     9,646,825
                                                  -------------

PUBLISHING (1.7%)
American Greetings Corp., Class A    148,400         5,509,350
Gannett Co., Inc.                     55,600         5,490,500
R. R. Donnelley & Sons Co.           120,000         4,395,000
Time Warner, Inc.                     81,100         3,913,075
                                                  -------------
                                                    19,307,925
                                                  -------------
RETAIL TRADE (10.6%)
American Stores Co.                  128,300         6,350,850
Best Buy, Inc. (a)                   200,000         2,962,500
CDW Computer Centers, Inc. (a)        78,500         4,160,500
Circuit City Stores, Inc.            109,800         3,925,350
Circuit City Stores-CARMAX (a)        52,800           755,700
Corporate Express, Inc. (a)          310,700         4,485,731
Costco Companies, Inc. (a)            99,700         3,280,753
CVS Corp                              49,500         2,536,875
Fastenal Co. (a)                     157,400         7,712,600
Home Depot, Inc.                     149,500        10,306,156
May Department Stores Co.            285,000        13,466,250
Micro Warehouse, Inc. (a)            102,700         1,758,738
MSC Industrial Direct Co. (a)        103,000         4,132,875
Nordstrom, Inc.                      127,500         6,247,500
PETsMART, Inc. (a)                   172,000         1,978,000
Quality Food Centers (a)             118,500         4,503,000
Safeway, Inc. (a)                     48,300         2,227,838
Staples, Inc. (a)                    524,400        12,192,300
Sunglasses Hut International (a)     338,200         2,134,888
Talbots, Inc. (a)                    149,500         5,083,000
Tiffany & Co.                         68,800         3,173,400
TJX Companies, Inc.                  131,600         3,470,950
Toys R Us, Inc. (a)                   90,700         3,174,500
Wal-Mart Stores, Inc.                 73,800         2,495,363
Walgreen Co.                         117,500         6,300,938
                                                  -------------
                                                   118,816,555
                                                  -------------

                                       See Notes to Schedule of Investments.  15

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

COMMON STOCKS (CONT.)                 SHARES     MARKET VALUE

SERVICES (2.5%)
ADT Ltd. (a)                          73,600       $ 2,447,200
Catalina Marketing Corp. (a)          76,000         3,657,500
Cintas Corp.                          78,000         5,372,250
Gartner Group, Inc., Class A (a)     173,000         6,217,188
Henry Shein, Inc. (a)                 78,400         2,450,000
Manpower, Inc.                        42,000         1,869,000
Service Corp. International          142,200         4,674,825
Sykes Enterprises, Inc. (a)           36,300           943,800
                                                  -------------
                                                    27,631,763
                                                  -------------

TELECOMMUNICATIONS (6.8%)
Ascend Communications, Inc. (a)       83,700         3,295,688
Bell Atlantic Corp.                   38,800         2,943,950
British Telecommunications
   PLC ADR                            15,000         1,113,750
GTE Corp.                             29,100         1,276,763
Lucent Technologies, Inc.             58,200         4,194,038
MCI Communications Corp.             150,000         5,742,188
Nextel Communications,
    Class A (a)                      149,300         2,827,369
Nokia Corp. ADR                      147,600        10,885,500
QUALCOMM, Inc. (a)                    54,800         2,787,950
SBC Communications, Inc.             160,800         9,949,500
Sprint Corp.                         211,800        11,145,975
TCI Satellite Entertainment,
    Inc. (a)                          87,900           692,213
Tele Communications, Inc. (a)        558,200         8,303,225
Tele Danmark ADR                      60,000         1,567,500
WorldCom, Inc. (a)                   290,600         9,299,200
                                                  -------------
                                                    76,024,809
                                                  -------------

                                      SHARES     MARKET VALUE

TRANSPORTATION (2.4%)
AMR Corp. (a)                         75,000       $ 6,937,500
Burlington Northern Santa Fe          80,500         7,234,938
CSX Corp.                             81,200         4,506,600
Union Pacific Corp.                  103,800         7,317,900
                                                  -------------
                                                    25,996,938
                                                  -------------

TOTAL COMMON STOCKS
(Cost $787,720,120)                              1,091,782,778
                                                ---------------

16  See Notes to Schedule of Investments.

                         SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

CONVERTIBLE BONDS & NOTES (0.3%)                                                              PAR                 MARKET
DIVERSIFIED (0.3%)                                                                           VALUE                VALUE
Berkshire Hathaway Sr. Note 1.00% 12/03/01
(Cost $2,816,885)                                                                         $ 2,700,000         $    2,813,724
                                                                                                              ---------------

SHORT-TERM INVESTMENTS (2.6%)                                      INTEREST  MATURITY
COMMERCIAL PAPER (1.0%)                                              RATE      DATE
Bell South Telephone                                                 5.52%    07/07/97      2,000,000              1,998,160
Deutsche Bank Financial                                              5.52     07/07/97      4,000,000              3,996,320
Goldman Sachs                                                        5.50     07/08/97      3,000,000              2,996,792
Household Finance Corp.                                              5.35     07/01/97      2,100,000              2,100,000
                                                                                                              ---------------
TOTAL COMMERCIAL PAPER (COST $11,091,272)                                                                         11,091,272
                                                                                                              ---------------

DISCOUNT NOTE (1.2%)
Federal Home Loan Mortgage Corp. 6.00% 07/01/97 (Cost $13,212,000)                         13,212,000             13,212,000
                                                                                                              ---------------

REPURCHASE AGREEMENT (0.4%)
Chase Securities Corp. dated 06/30/97, 5.55% to be repurchased at $4,265,658 on 07/01/97, collateralized by a U.S. Treasury
note maturing in 1997, with a current market value of $4,265,000.                                                  4,265,000
                                                                                                              ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $28,568,272)                                                                   28,568,272
                                                                                                              ---------------

TOTAL INVESTMENTS (100.6%) (COST $819,105,277) (b)                                                             1,123,164,774
                                                                                                              ---------------

OTHER ASSETS AND LIABILITIES, NET (-0.6%)                                                                         (7,004,552)
                                                                                                              ---------------
NET ASSETS (100.0%)                                                                                           $1,116,160,222
                                                                                                              ===============

NET ASSET VALUE PER SHARE  (83,876,299 SHARES OUTSTANDING)                                                    $        13.31
                                                                                                              ===============


NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing security.
(b) The cost of investments for federal income tax purposes is $820,994,215. Gross unrealized appreciation and depreciation of investments at
    June 30, 1997, is as follows:
       Gross unrealized appreciation                 $317,583,226
       Gross unrealized depreciation                  (15,412,667)
                                                     --------------
           Net unrealized appreciation               $302,170,559
                                                     ==============


Acronym                               Name
-------                     --------------------------
 ADR                        American Depository Receipt

                                          See Notes to Financial Statements.  17

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

Assets:
 Investments at market value (identified cost $819,105,277)   $1,123,164,774
 Cash                                                                  3,904
 Receivable for investments sold                                  12,717,892
 Dividends and interest receivable                                   733,631
 Other assets                                                        135,509
                                                             ----------------
    TOTAL ASSETS                                               1,136,755,710
                                                             ----------------

LIABILITIES:
 Payable for investments purchased                                 8,353,103
 Distributions payable to shareholders                            11,400,202
 Management fees payable                                             652,562
 Administrative and bookkeeping fees payable                         189,621
                                                             ----------------

    TOTAL LIABILITIES                                             20,595,488
                                                             ----------------

 NET ASSETS                                                    $1,116,160,222
                                                             ================


NET ASSETS REPRESENTED BY:
 Paid-in capital (unlimited number of shares
  of beneficial interest without par value
  authorized, 83,876,299 shares outstanding)                  $  706,829,833

 Undistributed net investment income                               2,231,593

 Accumulated net realized gains on investments
  less distributions                                             103,039,299

 Net unrealized appreciation of investments                      304,059,497
                                                             ----------------

TOTAL NET ASSETS APPLICABLE
TO OUTSTANDING SHARES
OF BENEFICIAL INTEREST
($13.31 PER SHARE)                                            $1,116,160,222
                                                             ================


18  See Notes to Financial Statements.

              STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
 Dividends                                                          $  6,382,785
 Interest                                                              1,133,399
                                                                    ------------

 TOTAL INVESTMENT INCOME (NET OF
 NONREBATABLE FOREIGN TAXES WITHHELD
 AT SOURCE WHICH AMOUNTED TO $102,261)                                 7,516,184

EXPENSES:
 Management fees                                       $   3,712,109
 Administrative fee                                          964,986
 Bookkeeping fee                                             114,488
 Custodian fees                                               26,317
 Transfer agent fees                                         114,210
 Proxy and shareholder communication expense                 139,032
 Printing expense                                             83,777
 Legal and audit fees                                         33,605
 Insurance expense                                            14,667
 Trustees' fees and expense                                   20,807
 Miscellaneous expense                                        60,593
                                                        ------------

 TOTAL EXPENSE                                                         5,284,591
                                                                    ------------
NET INVESTMENT INCOME                                                  2,231,593

REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investment transactions:
 Proceeds from sales                                     587,381,628
 Cost of investments sold                                436,743,960
                                                        ------------
  Net realized gains on investment transactions                      150,637,668
                                                                    ------------
Net unrealized appreciation of investments:
 Beginning of period                                     290,828,589
 End of period                                           304,059,497
                                                        ------------
  Change in unrealized appreciation -- net                            13,230,908
                                                                    ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $166,100,169
                                                                    ============

                                          See Notes to Financial Statements.  19

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              SIX MONTHS ENDED
                                                JUNE 30, 1997     YEAR ENDED
                                                 (UNAUDITED)   DECEMBER 31, 1996
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                        $    2,231,593       $  6,708,437
 Net realized gains on investment transactions   150,637,668        104,260,734
 Change in unrealized appreciation-net            13,230,908         59,017,670
                                              --------------       ------------
 Net increase in net assets resulting from
 operations                                      166,100,169        169,986,841
                                              --------------       ------------
DISTRIBUTIONS DECLARED FROM:
 Net investment income                                --             (6,708,437)
 Net realized gains on investments               (52,932,002)(a)    (87,663,477)
                                              --------------       ------------
 Total distributions                             (52,932,002)       (94,371,914)
                                              --------------       ------------
CAPITAL TRANSACTIONS:
 Increase in net assets from
 capital share transactions                       15,065,790         40,600,510
                                              --------------       ------------
 Total increase in net assets                    128,233,957        116,215,437

NET ASSETS:
 Beginning of period                             987,926,265        871,710,828
                                              --------------       ------------
 End of period (including undistributed
 net investment income of $2,231,593 and
 $0, respectively)                            $1,116,160,222       $987,926,265
                                              ==============       ============

(a) The Fund's first quarter 1997 return of capital distribution has been redesignated as having been paid from net realized gains.

20  See Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                          SIX MONTHS ENDED             YEAR ENDED DECEMBER 31,
                                           JUNE 30, 1997   ---------------------------------------------------
                                            (UNAUDITED)       1996      1995     1994      1993         1992
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period         $  11.95     $ 11.03   $  9.26  $ 10.40    $ 10.78     $ 11.20
                                               ---------    --------  -------- --------   --------    -------
Income from Investment Operations:
   Net investment income                           0.02        0.08      0.10     0.11       0.12        0.16
   Net realized and unrealized
      gain (loss) on investments                   1.98        2.15(a)   2.71    (0.20)      0.78(a)     0.54
   Provision for federal income tax                 --        (0.13)      --       --       (0.18)        --
                                               ---------    --------  -------- --------   --------    -------
Total from Investment Operations                   2.00        2.10      2.81    (0.09)      0.72        0.70
                                               ---------    --------  -------- --------   --------    -------
Less Distributions:
   Dividends from net investment income             --        (0.08)    (0.10)   (0.12)     (0.12)      (0.18)
   Distributions from realized capital gains      (0.64)(b)   (1.10)    (0.94)   (0.52)     (0.58)      (0.66)
   Returns of capital                               --          --        --     (0.36)     (0.37)      (0.23)
                                               ---------    --------  -------- --------   --------    -------
Total Distributions                               (0.64)      (1.18)    (1.04)   (1.00)     (1.07)      (1.07)
                                               ---------    --------  -------- --------   --------    -------
Change due to rights offering (c)                   --          --        --     (0.05)     (0.03)      (0.05)
                                               ---------    --------  -------- --------   --------    -------
Net asset value at end of period               $  13.31     $ 11.95   $ 11.03  $  9.26    $ 10.40     $ 10.78
                                               =========    ========  ======== ========   ========    =======
Per share market value
  at end of period                             $  12.938    $ 11.250  $ 10.875 $  8.500   $ 11.125    $ 11.125
                                               =========    ========  ======== ========   ========    =======

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (d)

Based on net asset value                           17.2%(e)    21.7%     31.8%    (0.8%)      8.8%        6.9%
Based on market price                              21.0%(e)    16.2%     41.4%   (14.9%)     12.7%       14.9%

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (millions)         $  1,116        $998      $872     $710       $725        $665
Ratio of expenses to average net assets            1.03%(g)    1.03%     1.06%    1.07%      1.08%       1.08%
Ratio of net investment income
  to average net assets                            0.42%(g)    0.73%     0.92%    1.16%      1.08%       1.44%
Portfolio turnover rate                             .54%(e)     .70%      .54%     .44%       .72%        .57%
Average commission rate (f)                    $ 0.0475     $ 0.0537      --       --         --          --


(a) Before provision for federal income tax.
(b) The Fund's first quarter 1997 return of capital distribution has been redesignated as having been paid from net realized gains.
(c) Effect of All-Star's rights offering for shares at a price below net asset value.
(d) Calculated assuming reinvestment of all distributions and all rights exercised.
(e) Not annualized.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.
(g) Annualized.

                                          See Notes to Financial Statements.  21

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES - Liberty All-Star Equity Fund (the "Fund"), organized as a Massachusetts business trust on August 20, 1986, is a closed-end, diversified management investment company. The Fund's investment objective is to seek total investment return, comprised of long-ter m capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities. The Fund is managed by Liberty Asset Management Company (the "Manager"). The Manager is a subsidiary of Liberty Financial Companies, Inc., a publicly traded company of which Liberty Mutual Insurance Company is the majority shareholder.

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results, if different, are expected to be immaterial to the net assets of the Fund.

VALUATION OF INVESTMENTS - Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the NASDAQ system are valued on the basis of the mean between the current bid and asked prices on that date. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that this does not represent fair value.

PROVISION FOR FEDERAL INCOME TAX - The Fund qualifies as a "regulated investment company." As a result, a federal income tax provision is not required for amounts distributed to shareholders. During the year ended December 31, 1996, the Fund elected to retain a portion of its net realized long-term capital gains amounting to $30,949,060 and has recorded a provision for federal income taxes theron of $10,832,171.

OTHER - Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Discounts on debt securities are amortized in accordance with Internal Revenue Code requirements.

NOTE 2. FEES PAID TO AFFILIATES - Under the Fund's Management and Portfolio Management Agreements, the Fund pays the Manager a management fee for its investment management services at an annual rate of 0.80% of the Fund's average weekly net assets. The Manager pays each portfolio Manager a portfolio management fee at an annual rate of 0.40% of the average weekly net assets of the portion of the investment portfolio managed by it. The Fund also pays the Manager a fee for its administrative services at an annual rate of 0.20% of the Fund's average weekly net assets. The annual fund management and administrative fees are reduced to 0.72% and 0.18%, respectively, on average weekly net assets in excess of $400 million, and the aggregate annual fees payable by the Manager to the Portfolio Managers are reduced to 0.36% of the Fund's average weekly net assets in excess $400 million. Effective January 1, 1997, the Manager voluntarily agreed until July 31,1997, to further reductions in the annual fund management and administrative fees to 0.648% and 0.162%, respectively, on average weekly net assets in excess of $1 billion, and the aggregate annual fees payable by the Manager to the Portfolio Managers were also reduced to 0.324% of the Fund's average weekly net assets in excess of $1 billion. Colonial Management Associates, Inc. (an affiliate of the Manager) provides bookkeeping and pricing services for $36,000 per year plus 0.0233% of the Fund's average weekly net assets over $50 million, 0.0167% in excess of $500 million, and 0.015% in excess of $1 billion.

  Under the terms of a settlement of litigation initiated in 1988, the Manager will, until July 31, 1997, make monthly rebates of a portion of its fee for investment management services ranging from 3.875% of such fee if the Fund's n et assets are more than $550 million to zero if such assets are under $300 million. During the six months ended June 30, 1997, $149,877 in rebates have been offset against management fees of the Fund.

NOTE 3. CAPITAL TRANSACTIONS - During the six months ended June 30, 1997, distributions in the amount of $15,065,790 were paid in newly issued shares valued at the lower of market value or net asset value, but not less than 95% of market value, resulting in the issuance of 1,170,073 shares. During the year ended December 31, 1996, distributions in the amount of $40,600,510 were paid in newly issued shares valued at the lower of market value or net asset value, but not less than 95% of market value, resulting in the issuance of 3,687,524 shares.

NOTE 4. SECURITIES TRANSACTIONS - Realized gains and losses are recorded on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and the proceeds from investments sold excluding short-term debt obligations for the six months ended June 30, 1997, were $533,165,358 and $584,086,393, respectively. The Fund may enter into repurchase agreements and require the seller of the instrument to maintain on deposit with the Fund's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS - The Fund currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on the ex-dividend date. The characterization of income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

              1997 ANNUAL MEETING/DISTRIBUTION POLICY/DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

1997 ANNUAL MEETING OF SHAREHOLDERS

Liberty All-Star Equity Fund's 1997 Annual Meeting of Shareholders was held on April 16, 1997. At the meeting, Mr. Robert J. Birnbaum was re-elected a Trustee of the class whose term expires with the Annual Meeting in the Year 2000. Messrs. Harold W. Cogger, James E. Grinnell, and Richard W. Lowry continue in office as Trustees.

In addition, shareholders approved the Fund's new Portfolio Management Agreements with J.P. Morgan Investment Management Inc. and Wilke/Thompson Capital Management, Inc., and ratified the Board of Trustees' selection of KPMG Peat Martwick LLP as the Fund's independent auditors for the year ending December 31, 1997. The number of votes cast for and against and the number of abstentions on these matters were as follows:

1. Approval of Portfolio Management Agreement with J.P. Morgan Investment Management Inc.

        For:                     77,447,363
        Against:                    448,323
        Abstain:                  1,285,883

2. Approval of Portfolio Management Agreement with Wilke/Thompson Capital Management, Inc.

        For:                     77,104,029
        Against:                    633,668
        ABstain:                  1,443,872

3. Ratification of selection of KPMG Peat Martwick LLP as Independent Auditors for 1997.

        For:                     77,902,901
        Against:                    381,324
        Abstain:                    897,344

DISTRIBUTION POLICY

Liberty All-Star Equity Fund's current policy, in effect since 1988, is to pay distributions on its common shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund's net investment income or net realized capital gains or losses. If, for any calendar year, the total distributions required by the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the minimum amount required to be distributed under the 10 percent pay-out policy, the Fund may, at its discretion, retain and not distribute net long-term capital gains to the extent of such excess. The Fund retained such excess gains in 1993 and 1996.

DIVIDEND REINVESTMENT PLAN

Through the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan, the Fund's shareholders have the opportunity to have their dividends and distributions automatically reinvested in additional shares of the Fund. Participating shareholders have been rewarded as a result of the consistent reinvestment of distributions. Each share of the Fund owned by shareholders who have participated in the Dividend Reinvestment Program since the Fund began operations in 1986 would have grown to 3.129 shares as of June 30, 1997. These shares have a total net asset value of $41.65. Shareholders are kept apprised of the status of their account through quarterly statements.

For complete information and enrollment forms, please call Investor Assistance toll-free at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 AM and 5 PM Eastern time.

[back cover]

[Logo]
LIBERTY
ALL STAR
EQUITY FUND

New York Stock Exchange Trading Symbol: USA

FUND MANAGER
Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts  02210-2214
1-617-722-6036
Internet: http://www.lamco.com

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
99 High Street
Boston, Massachusetts  02110

CUSTODIAN
Boston Safe Deposit & Trust Company
One Cabot Road
Medford, Massachusetts  02155

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
State Street Bank and Trust Company
P.O. Box 8200, Boston, Massachusetts  02266-8200
1-800-LIB-FUND (1-800-542-3863)

LEGAL COUNSEL
Bingham, Dana & Gould
150 Federal Street
Boston, Massachusetts  02110

TRUSTEES
Robert J. Birnbaum*
Harold W. Cogger
James E. Grinnell*
Richard W. Lowry*

OFFICERS
Harold W. Cogger, Chairman of the Board of Trustees
Richard R. Christensen, President & Chief Executive Officer
William R. Parmentier, Jr., Vice President & Chief Investment Officer Christopher S. Carabell, Vice President
Timothy J. Jacoby, Treasurer
Peter L. Lydecker, Controller
John L. Davenport, Secretary

* Member of the audit committee.

------------------------------------------------------------

Liberty Asset Management Company, the Fund's manager, is one of the Liberty Financial Companies (NYSE: L).

[Logo]
LIBERTY
FINANCIAL